                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 26, 2000

                           DAILY JOURNAL CORPORATION
                                 --------------
               (Exact Name of Registrant as Specified in Charter)
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
South Carolina                0-14665              95-4133299
----------                      ----             -------------
(State or Other            (Commission File      (I.R.S. Employer
Jurisdiction of               Number)           Identification No.)
Incorporation)
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                      355 South Grand Avenue, 34th Floor
                      Los Angeles, California  90071-1560
                       ---------------------------------
              (Address of Principal Executive Offices)  (Zip Code)

       Registrant's telephone number, including area code (213) 624-7715

                                 Not Applicable
                                  -----------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 4.  Changes in Registrant's Certifying Accountant

     On July 26, 2000, the Registrant engaged Ernst & Young LLP as its independent accountant. During the Registrant's two most recent fiscal years, and during the subsequent interim period prior to Ernst & Young's engagement, neither the Registrant nor anyone acting on its behalf consulted Ernst & Young regarding (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304 of Regulation S-K) or a reportable event.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DAILY JOURNAL CORPORATION


                                      By:  /S/ Gerald L. Salzman
                                           -----------------------
                                      NAME:  Gerald L. Salzman
                                      Title: President


Dated: August 4, 2000